UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

AGENUS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29089	06-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road
Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 674-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AGEN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on May 6, 2024, Agenus Inc. entered into a Purchase Agreement (the “Purchase Agreement”) with Agenus Royalty Fund, LLC, Agenus Holdings 2024, LLC and Ligand Pharmaceuticals Incorporated (“Ligand”). On May 29, 2024, the transactions contemplated by the Purchase Agreement closed. Pursuant to the Purchase Agreement, on May 30, 2024, Agenus received consideration of $75 million, less certain reimbursable expenses upon the completion of the sale to Ligand of the following assets:

(i)
31.875% of the development, regulatory and commercial milestone payments the Company is eligible to receive under the:

a.
License, Development and Commercialization Agreement, dated as of May 17, 2021, by and between the Company and Bristol Myers Squibb Company;
b.
License, Development and Commercialization Agreement dated as of January 9, 2015 by and among the Company, 4-Antibody AG, Incyte Corporation and Incyte Europe Sarl;
c.
License and Research Collaboration Agreement, dated April 25, 2014 between the Company and Merck Sharp & Dohme Corp;
d.
License Agreement dated as of November 8, 2019, by and between the Company and UroGen Pharma Ltd.; and
e.
Option and License Agreement (AGEN2373) dated December 20, 2018, by and between the Company and Gilead Sciences, Inc. (such agreements in (a) through (e) collectively the “Covered License Agreements”);

(ii)
18.75% of the royalties the Company receives under the Covered License Agreements; and
(iii)
A 2.625% synthetic royalty on worldwide net sales of botensilimab and balstilimab.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed, with confidential terms redacted, as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 30, 2024	By:	/s/ Christine M. Klaskin
Christine M. Klaskin, VP Finance